UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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 Form 8-K/A
(Amendment No. 1 to Form 8-K)
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 28, 2018

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 Proofpoint, Inc.
(Exact name of registrant as specified in its charter)

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Delaware	001-35506	51-041486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

892 Ross Drive, Sunnyvale CA, 94089	(408) 517-4710
(Address of principal executive offices, including Zip Code)	(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act    ☐

EXPLANATORY NOTE
On March 1, 2018, Proofpoint Inc. (“Proofpoint”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Initial 8-K”) to disclose that it had completed its previously announced acquisition of Wombat Security Technologies, Inc., a Delaware corporation (“Wombat”). This Form 8-K/A amends the Initial 8-K to include the historical audited financial statements of Wombat and the pro forma condensed combined financial information required by Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the Initial 8-K in reliance on the instructions to such items.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.
(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Wombat Security Technologies, Inc. and Subsidiary for the year ended December 31, 2017 are filed as Exhibit 99.1 hereto.

(b) Pro Forma Financial Information.

The required unaudited pro forma condensed combined financial information as of and for the year ended December 31, 2017 is filed as Exhibit 99.2 hereto.

(d) Exhibits.

Exhibit Number	Description
23.1	Consent of Schneider Downs & Co., Inc., independent auditors for Wombat
99.1	Audited consolidated financial statements of Wombat, as of and for the years ended December 31, 2017
99.2	Unaudited pro forma condensed combined financial statements of Proofpoint and Wombat, as of and for the year ended December 31, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Proofpoint, Inc.

Date:	May 3, 2018	By:	/s/ Paul Auvil
Paul Auvil
Chief Financial Officer